U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K


                                CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): July 17, 2009

                        CLEAN ENERGY AND POWER, INC.
              (Exact Name of Registrant as Specified in Its Charter)

          Nevada                         0-30448             20-0420885
(State or Other Jurisdiction     (Commission File Number)  (I.R.S. Employer
      of Incorporation)                                    Identification No.)

409 North Pacific Coast Highway, Suite 799, Redondo Beach, California  90277
           (Address of Principal Executive Offices)                  Zip Code)

        Registrant's telephone number, including area code: (949) 873-8071


                     ________________________________________
            (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a) Effective on July 17, 2009, the independent accountant who was previously engaged as the principal accountant to audit the Company's financial statements, Squar, Milner, Peterson, Miranda & Williamson, LLP, was dismissed. This dismissal was approved by the Company's Board of Directors. This firm audited the Company's financial statements for the fiscal years ended December 31, 2004, 2005, and 2006. This accountant's report on these financial statements was modified as to uncertainty that the Company will continue as a going concern; other than this, this accountant's report on the financial statements for those years neither contained an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles.

     During the Company's two most recent fiscal years and the subsequent interim period preceding such dismissal, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In addition, there were no "reportable events" as described in Item 304(a)(1)(iv)(B)1 through 3 of Regulation S-K that occurred within the Company's most recent fiscal year and the subsequent interim period preceding the former accountant's dismissal.

     (b) Effective on July 17, 2009, the firm of Sherb & Co., LLP was engaged to serve as the new independent registered public accounting firm to audit the Company's financial statements. The decision to retain this firm was approved by the Company's Board of Directors. During the Company's two most recent fiscal years, and the subsequent interim period prior to engaging this firm, neither the Company (nor someone on its behalf) consulted the newly engaged firm regarding any matters involving (i) the application of accounting principles to a specified transaction, (ii) the type of opinion that might be rendered on the Company's financial statements, (iii) accounting, auditing or financial reporting issues, or (iv) reportable events.

     (c) The Company has requested Squar, Milner, Peterson, Miranda & Williamson, LLP to respond to the Securities and Exchange Commission regarding its agreement with the statements made by the Company in this Form 8-K in response to Item 304(a)(1) of Regulation S-K. Such response will be filed in an amended Form 8-K.

ITEM 8.01 OTHER EVENTS.

     In a Definitive Information Statement filed with the Securities and Exchange Commission ("SEC") on June 4, 2009, the Company disclosed that it is delinquent in the following filings: December 31, 2007 Form 10-K, March 31, 2008 Form 10-Q, June 30, 2008 Form 10-
Q, September 30, 2008 Form 10-Q, and December 31,2008 Form 10-K. The Company is now also delinquent in filing its March 31, 2009 Form 10-
Q. The Company has not retained a new auditor (as discussed above), and now expects that all these delinquent filings will be made by August 31, 2009.

                                  SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    CLEAN ENERGY AND POWER, INC.



Dated: July 20, 2009                By: /s/ Bo Linton
                                    Bo Linton, President